UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2026

Vivani Medical, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36747	02-0692322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1350 S. Loop Road Alameda, California	94502
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 506-8462

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VANI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

As previously disclosed, Vivani Medical, Inc. (“Vivani”) entered into a definitive agreement and plan of merger among its wholly owned subsidiary Cortigent, Inc. (“Cortigent”), ClearOne, Inc. (“ClearOne”), and CLRO Merger Sub, Inc. (“MergerSub”), pursuant to which Cortigent will merge with and into MergerSub and become a wholly owned subsidiary of ClearOne (the “Transaction”). While Vivani has anticipated that the Transaction would close in October 2026, the closing of the Transaction continues to remain subject to receiving final regulatory approval. The parties to the Transaction expect the closing to occur shortly after receipt of such approval.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information contained in this Item 7.01 shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by reference in such a filing.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical fact, and may include statements relating to goals, plans and objectives related to the consummation of the Transaction. These statements are based on management's current expectations and beliefs and involve significant risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, the Company’s inability to consummate the Transaction. These and other risk factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements are and will be discussed in the Company’s filings with the U.S. Securities and Exchange Commission from time to time, including its most recent annual report on Form 10-K and any subsequently filed quarterly reports on Form 10-Q. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this communication. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVANI MEDICAL, INC.

Date: October 30, 2026	By:	/s/ Donald Dwyer
	Name:	Donald Dwyer
	Title:	Chief Business Officer